SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement
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Inuvo, Inc.
(Name of Registrant as Specified in Its Charter)

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NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

____________________

TO BE HELD ON May 22, 2025

Our Board of Directors (the “Board”) has called and invites you to attend the 2025 annual meeting of stockholders of Inuvo, Inc. (the “Company,” “Inuvo,” “we,” “us” or “our”) at the Company’s offices located at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201 on May 22, 2025 at 9:00 a.m. local time.

At the 2025 annual meeting you will be asked to vote on the following matters:

●	the election of one Class II director (the “Election of Director Proposal”);
●	the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm (the “Accounting Firm Proposal”);
●	the adoption of the 2025 Omnibus Incentive Compensation Plan (the “2025 Omnibus Incentive Compensation Plan Proposal”);
●

the approval of an amendment (the “Reverse Stock Split Amendment”) to the Articles of Incorporation of the Company, as amended, to provide for a reverse stock split (the “Reverse Stock Split”) of the common stock of the Company, that will be at a ratio of not less than one-for-five (1:5) and not greater than one-for-ten (1:10) (the “Split Ratio Range”), the final determination of which shall be determined by the Board, and to authorize the Board to effect the Reverse Stock Split at their discretion (the “Reverse Stock Split Proposal”);

●	an advisory vote on executive compensation, commonly referred to as “say-on-pay” (the “Say-on-Pay Proposal”); and
●	any other business as may properly come before the meeting.

The Board has fixed the close of business on March 25, 2025 as the record date for determining the stockholders that are entitled to notice of and to vote at the 2025 annual meeting and any adjournments thereof.

All stockholders are invited to attend the 2025 annual meeting in person. Your vote is important regardless of the number of shares you own. Please vote your shares in person, by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or, if you request printed copies of the proxy materials by mail, you can also vote by mail, by telephone or by facsimile.

By Order of the Board of Directors

/s/ Richard K. Howe
Little Rock, Arkansas	Richard K. Howe
April __, 2025	Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2025 annual meeting to be held on May 22, 2025. This proxy statement, along with our Annual Report on Form 10-K for the year ended December 31, 2024, as amended, are available free of charge on our website www.inuvo.com.

INUVO, INC.

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025 (collectively, the “2024 10-K”).

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Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

General Information

The accompanying proxy is solicited by the Board of Inuvo, Inc. for use at our 2025 annual meeting of stockholders to be held at the Company’s offices located at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201 on May 22, 2025 at 9:00 a.m. local time or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of 2025 Annual Meeting of Stockholders. The date of this proxy statement is April __, 2025, and this proxy statement and the enclosed proxy are first being mailed or otherwise delivered to our stockholders on or about April __, 2025.

Soliciting proxies.  This proxy statement and the accompanying proxy card are being mailed to owners of our Common Stock in connection with the solicitation of proxies by the Board for the 2025 annual meeting of stockholders. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, fax, personal interviews or other methods of communication. We will request brokers, custodians, nominees and other record holders of Common Stock to forward copies of this proxy statement and other soliciting materials to persons for whom they hold Common Stock and to request authority for the exercise of proxies. In these cases, the Company will, upon the request of the record holders, reimburse these holders for their reasonable expenses.

Electronic access. To access our proxy statement and 2024 10-K electronically, please visit our corporate website at www.inuvo.com. The information which appears on our website is not part of this proxy statement.

Voting securities. Only our stockholders of record as of the close of business on March 25, 2025, the record date for the 2025 annual meeting, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were __,___,___ shares of our Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the 2025 annual meeting. Each holder of record as of that date is entitled to one vote for each share held.

Quorum. In accordance with our by-laws, the presence, in person or by proxy, of the holders of at least 33 1/3% of the Common Stock issued and outstanding and entitled to vote, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold the 2025 annual meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted on the Internet, by telephone, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the 2025 annual meeting. Votes for and against, abstentions and “broker non-votes,” if any, will each be counted as present for purposes of determining the presence of a quorum.

Broker non-votes. If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, you should instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal that is a “non-routine” matter which the broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker, bank or other nominee can register your shares as being present at the 2025 annual meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required. Your broker, bank or other nominee has discretionary voting authority to vote your shares on Proposal 2 if the broker, bank or other nominee does not receive voting instructions from you because such proposal is considered to be “routine” matters under the rules of the NYSE. Your broker, bank or other nominee, however, does not have discretionary authority to vote on Proposal 1, Proposal 3 and Proposal 4 at the 2025 annual meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. In any event, it is particularly important that you instruct your broker as to how you wish to vote your shares as it ensures that your shares will be voted in accordance with your instructions.

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Voting of proxies. All valid proxies received prior to the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted by the individuals named on the proxy card as recommended by the Board.

Revocability of proxies. A stockholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivering to our corporate secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. If your shares are held in “street name” through a brokerage firm, bank, nominee, fiduciary or other custodian, you must check with your brokerage firm, bank, nominee, fiduciary or other custodian to determine how to revoke your proxy.

Shares held in street name. A stockholder wanting to vote in person at the 2025 annual meeting and holding shares of our Common Stock in street name must obtain a proxy card from his or her broker and bring that proxy card to the 2025 annual meeting, together with a copy of a brokerage statement reflecting such share ownership as of the record date.

Vote required.

Election of Director Proposal. The nominee receiving the greatest numbers of votes at the meeting, assuming a quorum is present, will be elected as the one Class II director to serve until his term expires or until his successor has been duly elected and qualified. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Accounting Firm Proposal. The Accounting Firm Proposal requires the affirmative vote of holders of a majority of the shares of Common Stock present, in person or represented by proxy, at the 2025 annual meeting and entitled to vote on the Accounting Firm Proposal. Accordingly, abstentions will have the same effect as a vote “AGAINST” the Accounting Firm Proposal, and shares not in attendance at the 2025 annual meeting will have no effect on the outcome of any vote on the Accounting Firm Proposal.

2025 Omnibus Incentive Compensation Plan Proposal. The adoption of the 2025 Omnibus Incentive Compensation Plan Proposal requires the affirmative vote of holders of a majority of the shares of Common Stock present, in person or represented by proxy, at the 2025 annual meeting and entitled to vote on the adoption of the 2025 Omnibus Incentive Compensation Plan Proposal. Accordingly, abstentions will have the same effect as a vote “AGAINST” the adoption of the 2025 Omnibus Incentive Compensation Plan Proposal, while broker non-votes, if any, and shares not in attendance at the 2025 annual meeting will have no effect on the outcome of any vote on the adoption of the 2025 Omnibus Incentive Compensation Plan Proposal.

Reverse Stock Split Proposal. The Reverse Stock Split Proposal requires the affirmative vote of holders of a majority of the shares of Common Stock present, in person or represented by proxy, at the 2025 annual meeting and entitled to vote on the Reverse Stock Split Proposal. Accordingly, abstentions will have the same effect as a vote “AGAINST” the Reverse Stock Split Proposal, while broker non-votes, if any, and shares not in attendance at the 2025 annual meeting will have no effect on the outcome of any vote on the Reverse Stock Split Proposal.

Say-on-Pay Proposal. The Say-on-Pay Proposal is a non-binding advisory vote.

Interests of directors and executive officers. Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the proposals, except to the extent of their ownership of shares of our Common Stock and any outstanding equity awards or equity awards that may be granted to them under our equity incentive plans in the future.

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Board recommendations.

The Board unanimously recommends a vote “FOR” election of the Class II Director Nominee.

The Board unanimously recommends a vote “FOR” the Accounting Firm Proposal.

The Board unanimously recommends a vote “FOR” the 2025 Omnibus Incentive Compensation Plan Proposal.

The Board unanimously recommends a vote “FOR” the Reverse Stock Split Proposal.

The Board unanimously recommends a vote “FOR” the Say-on-Pay Proposal.

Attendance at the meeting. You are invited to attend the 2025 annual meeting only if you were an Inuvo stockholder or joint holder as of the close of business on March 25, 2025, the record date, or if you hold a valid proxy for the 2025 annual meeting. In addition, if you are a stockholder of record (owning shares in your own name), your name will be verified against the list of registered stockholders on the record date prior to your being admitted to the 2025 annual meeting. If you are not a stockholder of record but hold shares through a broker or nominee (in street name), you will need to provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 9:00 a.m. local time. Check-in will begin at 8:45 a.m. local time.

Communications with our Board. You may contact any of our directors by writing to them c/o Inuvo, Inc., 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a stockholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Inuvo. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chairman of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by Inuvo that is addressed to the independent members of the Board and request copies of any such correspondence.

Who can help answer your questions? If you have additional questions after reading this proxy statement, you may seek answers to your questions by writing, calling or emailing:

John B. Pisaris, Esq.

General Counsel

Inuvo, Inc.

500 President Clinton Avenue

Suite 300

Little Rock, Arkansas 72201

Telephone: (501) 205-8508

Telecopier: (877) 311-5050

email: john.pisaris@inuvo.com

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PROPOSAL 1 – ELECTION OF DIRECTOR PROPOSAL

ELECTION OF CLASS II DIRECTOR

The Board, upon recommendation by the Nominating and Corporate Governance Committee, has nominated Jonathan Bond for election as Class II director, to hold office until the 2028 annual meeting of stockholders or until his successors have been duly elected and qualified. In the event Mr. Bond is unable or unwilling to serve as a director, the individuals named as proxy on the proxy card will vote the shares that he represents for election of such other person or persons as the Board may recommend. The Board has no reason to believe that Mr. Bond will be unable or unwilling to serve.

The following is biographical information on the current members of our Board:

Director Standing for Election as Class II Director

Name	Age	Positions	Director Since
Jonathan Bond	67	Class II Director	2022

Jonathan Bond - Mr. Bond has been a member of our Board since March 2022. Mr. Bond previously served as the Co-Founder and Chief Executive Officer of Kirshenbaum Bond Senecal & Partners LLC (“KBP”), a global advertising and marketing agency. Prior to KBP, Mr. Bond served as the Chief Executive Officer of Big Fuel (now part of Publicis), one of the world’s largest social media agencies that serves blue chip clients. He helped establish iballs, one of the first online media agencies, which sold to Microsoft in the early 2000s. He also co-founded Media Kitchen and Varick under the KBP umbrella. From 2015 to December 2016, Mr. Bond was the founder of Tomorrow LLC, an innovation consultancy. From January 2017 to June 2018, Mr. Bond was the Co-Chairman at The Shipyard, a full-service advertising agency focused on data science, which acquired Tomorrow LLC. From June 2017 to June 2020, Mr. Bond was the Chairman and director of SITO Mobile, Ltd. He is currently fractional CMO/partner of Blue Bear Protection, Lacure and Halo Collar and a member of the board of directors of Sonobi, Inc. Mr. Bond has had investments and/or board roles at White Ops, Compound (formerly known as Metamorphic Ventures), TZP Group, Victors and Spoils (now part of Havas), Simplifi, Appinions, Data Xu, BlackBook magazine and Klout. Mr. Bond received a Bachelor of Arts from Washington University (St. Louis).

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE CLASS II DIRECTOR NOMINEE.

Directors Not Standing For Election

Name	Age	Positions	Director Since

Rob Buchner	61	Class III Director	2025
Kenneth E. Lee	54	Class III Director	2022
Richard K. Howe	62	Executive Chairman of the Board and Chief Executive Officer; Class I Director	2008
Gordon J. Cameron	60	Class I Director	2016

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Class III Directors

Terms Expire at the 2026 Annual Meeting

Rob Buchner – Mr. Buchner is currently Chief Marketing Officer at Covet™ (covet.life), a disruptive fintech that leverages AI for personal asset management and estate planning. In 2020, Rob co-founded Sheet Metal Arts, an innovation studio devoted to the future of mobility, which created and produced films for Stellantis EV launches including: Ram, Dodge and Fiat. In 2016, he became an early-stage investor and advisor at Lucy.ai, a knowledge management platform. Lucy was acquired by Capacity in 2024. From 2013 to 2016, Rob was CEO of Campbell Mithun (Interpublic Group) which was later integrated within McCann WorldGroup. During his tenure he restructured the 80-year-old agency around the Creative Sciences–a cross-functional operating model that comingles brand content, technology and media analytics. Rob served as CMO of Fallon Worldwide from 2004 to 2013 where he was responsible for new business growth resulting in $80M net recurring revenues across the network. As Managing Partner, he architected Fallon’s digital and entertainment practices that led to industry acclaim for Amazon Theater and BMW Films. He also opened Fallon offices in Tokyo, Singapore, Hong Kong and Sao Paulo. Rob received a Bachelor of Science degree from the University of Illinois, Urbana-Champaign.

Kenneth E. Lee – Mr. Lee has been a member of our Board since March 2022. Mr. Lee is a Senior Vice President at Ingalls & Snyder in New York, where he manages and co-manages customized portfolios for private clients, investment partnerships and institutions. Mr. Lee came to Ingalls in 2018 with a group of clients that trace back to Bridgehampton Capital Management LLC, which Mr. Lee founded in 2006, and merged into Tocqueville Asset Management in 2014. Prior to starting his own firm, Mr. Lee joined Salomon Brothers Asset Management (SBAM) in 1998 where he managed over $1 billion in convertible and corporate bonds in a multi-strategy hedge fund setting within SBAM. Prior to SBAM, Mr. Lee worked for Brown Brothers Harriman in sell-side equity research focusing on technology and financial services firms. In addition, he has had multiple leadership roles on non-profit boards and is a member of the board of directors of CCX Network, Inc., a private telecommunications identity startup. Mr. Lee has a B.A. in History from Wesleyan University and an M.B.A. in Finance and Management from the Stern School of Business, New York University.

Class I Directors

Term Expires at the 2027 Annual Meeting

Richard K. Howe – Mr. Howe has been a member of our Board since November 2008 and has served as Executive Chairman of the Board since March 2012 and as our Chief Executive Officer since December 2012. Previously, he served as our President and Chief Executive Officer from November 2008 until March 2012. Prior to joining Inuvo, Mr. Howe served as Chief Marketing, Strategy and M&A Officer at the billion dollar multi-channel marketing services leader Acxiom Corporation (NasdaqGS: ACXM) where, since 2004, he led the company’s transition to online marketing services, the expansion into China and the development of the big data consulting services group. From 2001 to 2004, he served as general manager of Global Marketing Services (GMS) at Fair Isaac & Company (NYSE: FICO), a leading provider of analytics products and services where he drove the company’s online initiatives. Between 1999 and 2001, Mr. Howe started, grew and sold private Internet search innovator, ieWild. Mr. Howe has over his career led the acquisition, merger or divestiture of a dozen companies on three continents worth many hundreds of millions of dollars to shareholders. Mr. Howe earned a bachelor’s degree with distinction in engineering from Concordia University, Canada, and he earned his master’s degree in engineering from McGill University, Canada.

Gordon J. Cameron – Mr. Cameron has been a member of our Board since November 2016. He is a business transformation executive with three decades of success in growing businesses while managing risk. Mr. Cameron is currently Chief Consumer Credit Risk Officer at Fifth Third Bank. Prior to Fifth Third, Mr. Cameron was EVP of consumer risk at PNC Financial Services from 2008 until 2019. He was the Chief Credit Officer, Retail and Small Business Lending, at Canadian Imperial Bank of Commerce from 2005 to 2008. Mr. Cameron was the Chief Scientist Transaction Analytics, Global Account Management Solutions at Fair Isaac Corporation FICO from 2001 to 2005. Prior to his tenure with Fair Isaac Corporation, Mr. Cameron held executive positions at IeWild Inc., HNC Software Inc., Advanta National Bank/Fleet, The Campbell Group LTD and Fidelity Bank N.A. Mr. Cameron received a MBA from Widener University School of Management and a B.S. in Finance from Pennsylvania State University.

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PROPOSAL 2 – ACCOUNTING FIRM PROPOSAL

RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP

The Audit Committee has appointed EisnerAmper LLP as our independent registered public accounting firm to audit our consolidated statements for the fiscal year ending December 31, 2025. Representatives of EisnerAmper LLP will be present at the 2025 annual meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders. Although stockholder ratification of the appointment of our independent auditor is not required by our by-laws or otherwise, we are submitting the selection of EisnerAmper LLP to our stockholders for ratification to permit stockholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for our company. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests.

Fees and services

The following table shows the fees that were billed by our independent public accounting firms for the audit and other services provided for the years indicated:

	2024	2023
Audit Fees	$341,250	$347,130
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$341,250	$347,130

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

Tax Fees — This category consists of professional services related to tax compliance.

All Other Fees — This category consists of fees for other miscellaneous items.

Our Board has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Audit Committee of the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Audit Committee of the Board. The audit fees paid to the auditors with respect to 2024 were pre-approved by the Audit Committee of the Board.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP.

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PROPOSAL 3 – 2025 OMNIBUS INCENTIVE COMPENSATION PLAN PROPOSAL

Introduction

The Company currently maintains the Inuvo, Inc. 2017 Equity Compensation Plan, as amended (the “2017 Plan”), which was last amended and adopted and approved by the Company’s stockholders on June 16, 2022. The 2017 Plan provides for the grant of restricted stock, deferred stock, stock appreciation rights, incentive stock options (“ISOs”), non-statutory stock options (“NSOs”), restricted stock units, and other stock-based awards. The 2017 Plan has been effective in attracting, retaining and motivating highly-qualified and competent persons and awards granted under the 2017 Plan have provided an incentive that align the economic interests of plan participants with those of our stockholders. While the 2017 Plan remains in effect through April 18, 2027, there remains only approximately 983,198 shares of our common stock eligible for issuance under the 2017 Plan.

As a result, the Board approved the 2025 Omnibus Incentive Compensation Plan (the “2025 Plan”), and recommended the adoption of the 2025 Plan by our stockholders to replenish the number of shares available for issuance. If shareholders do not approve the 2025 Plan, the Company will not be able to issue any awards in excess of shares remaining under the 2017 Plan.

Number of shares and types of awards

The 2025 Plan will reserve up to and not exceed 10,983,198 shares of our common stock, which shall consist of (i) 10,000,000 shares of common stock, plus (ii) the number of shares of common stock that are authorized, but not issued or subject to outstanding awards under the 2017 Plan, as of the effective date of the 2025 Plan, for issuance pursuant to the terms of the 2025 Plan The number of shares reserved does not take into account any reverse stock split contemplated by Proposal No. 5, and amounts set forth herein will be adjusted as set forth in Proposal No. 5 in the event of a Reverse Stock Split.

The following Shares related to Awards will be available for issuance again under the Plan: (a) Shares related to Awards paid in cash, (b) Shares related to Awards that expire, are forfeited, are cancelled, or terminate for any other reason without the delivery of the Shares, and (c) certain shares used in connection with the exercise of stock options or used for tax withholdings.

The 2025 Plan provides for the grant of restricted stock, deferred stock, stock appreciation rights, incentive stock options (“ISOs”), non-statutory stock options (“NSOs”), restricted stock units, and other stock-based awards, as well as the issuance of cash-based awards. The terms and provisions of the 2025 Plan are summarized below, which summary is qualified in its entirety by reference to the 2025 Plan, a copy of which is attached as Appendix A to this proxy statement.

Purpose

The purpose of the 2025 Plan is to advance the interests of our company by providing an incentive to attract, retain and motivate highly qualified and competent persons, who are important to us and upon whose efforts and judgment the success of our company is largely dependent, and to align compensation of participants with the Company’s stockholders. Grants to be made under the 2025 Plan may be made to our employees, our executive officers, consultants and members of our Board. The recipient of any grant under the 2025 Plan, and the amount and terms of a specific grant, will be determined by the Compensation Committee of our Board. No grants have been made under the 2025 Plan since its adoption by the board of directors and no grants will be made until the plan is approved by our stockholders. If the 2025 Plan is not approved at the annual meeting, the Board will terminate the plan.  If the 2025 Plan is approved at the annual meeting, no additional grants will be made by the Company under the 2017 Plan.

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Administration and eligibility

The 2025 Plan will be administered by the Compensation Committee of our Board. The Compensation Committee will determine, from time to time, those of our employees, executive officers, consultants and/or directors to whom awards will be granted, the terms and provisions of each such award, the dates such grants will become exercisable, the number of shares subject to each grant, the purchase price of such shares and the form of payment of such purchase price. All other questions relating to the administration of the 2025 Plan and the interpretation of the provisions thereof are to be resolved at the sole discretion of the Compensation Committee.

Amendment and termination of the 2025 Plan

The Board may amend, suspend or terminate the 2025 Plan at any time, except that no amendment shall be made which:

•

increases the total number of shares subject to the plan in excess of the evergreen formula or changes the minimum purchase price therefore (except in either case in the event of adjustments due to changes in our capitalization);

•	affects outstanding options or any exercise right thereunder;
•	extends the term of any option beyond 10 years; or
•	extends the termination date of the plan.

The2025 Plan shall serve as the successor to the 2017 Plan; provided, however, that all awards under the 2017 Plan and any other predecessor plan outstanding on the effective date of the 2025 Plan shall continue in full force and effect in accordance with their terms.

Unless the plan is suspended or terminated by the Board, the 2025 Plan will terminate 10 years from the date of the plan’s adoption by our board of directors. Any termination of the 2025 Plan will not affect the validity of any options previously granted thereunder.

Grants under the 2025 Plan

 Plan options under the 2025 Plan may either be options qualifying as ISOs under Section 422 of the Internal Revenue Code, or options that do not so qualify which are known as NSOs. Any option granted under the 2025 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant.

 In addition, restricted stock grants may also be made, as well as deferred stock grants and stock appreciation rights.

 Subject to the limitation on the aggregate number of shares issuable under the 2025 Plan, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person. Shares used for stock grants and plan options may be authorized and unissued shares or shares reacquired by us, including shares purchased in the open market.

Adjustment upon changes in capitalization or other corporate event

 The 2025 Plan provides that, in the event of any dividend (other than a cash dividend) payable on shares of our common stock, stock split, reverse stock split, combination or exchange of shares, or other similar event occurring after the grant of an award which results in a change in the shares of our common stock as a whole:

•	the number of shares issuable in connection with any such award and the purchase price thereof, if any, will be proportionately adjusted to reflect the occurrence of any such event; and
•

the Compensation Committee will determine whether such change requires an adjustment in the aggregate number of shares reserved for issuance under the 2025 Plan or to retain the number of shares reserved and available under the plan in its sole discretion.

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Except as otherwise provided in the 2025 Plan, any award agreement or any employment agreement between the Company and a participant, upon a change in control all outstanding awards that are not yet fully vested shall become fully exercisable and all restrictions thereon shall terminate if:

•	within 12 months after a change in control of the Company occurs, the participant’s service has been terminated by the Company (provided that such termination is for a reason other than for cause); or
•

both (1) the Company previously terminated the participant’s service without cause during the 12-month period before the change in control was consummated but after a third party or the company had taken steps reasonably calculated to effect a change in control, and (2) it is reasonably demonstrated by the participant that such termination of service was in connection with or in anticipation of a change in control.

Assignability of plan options and termination of employment

All plan options are non-assignable and non-transferable, except by will or by the laws of descent and distribution, and during the lifetime of the optionee, may be exercised only by such optionee, except as provided by the Compensation Committee. If an optionee shall die while our employee or after termination of employment by us because of disability or normal retirement, such options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of death or such termination of employment, by the person or persons to whom the optionee’s right under the option pass by will or applicable law, or if no such person has such right, by his or her executors or administrators. Options are also subject to termination by the Compensation Committee under certain conditions.

In the event of termination of employment because of death while an employee, or because of disability, the optionee’s options may be exercised not later than the expiration date specified in the option or one year after the optionee’s death, whichever date is earlier, or in the event of termination of employment because of normal retirement, not later than the expiration date specified in the option or three months after the optionee’s normal retirement, whichever date is earlier. If an optionee’s employment terminates for any reason other than death, disability or normal retirement, all rights to exercise the option will terminate at the time of such termination of employment, except as otherwise provided under the 2025 Plan.

Summary of U.S. federal income tax consequences

The Company has been advised by its counsel that awards made under the 2025 Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

 Nonqualified Stock Options. A participant will have no taxable income, and the Company will not be entitled to any related deduction, at the time a NSO is granted under the 2025 Plan. At the time of exercise of NSOs, the participant will realize ordinary income, and the Company will be entitled to a deduction equal to the excess of the fair market value of the stock on the date of exercise over the option exercise price. Upon disposition of the shares, any additional gain or loss realized by the participant will be taxed as a capital gain or loss.

 Incentive Stock Options. A participant will have no taxable income, and the Company will not be entitled to any related deduction, at the time an ISO is granted under the 2025 Plan. If a participant disposes of shares acquired from the exercise of an ISO no earlier than (a) two years after the grant of the option and (b) one year after the exercise of the option (both (a) and (b) collectively referred to as the “Holding Periods”), then no taxable income will result upon the exercise of such ISO, and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the Holding Periods, any gain or loss realized by a participant will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a participant after the expiration of the Holding Periods.

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Except in the event of death, if the participant disposes of the shares before the end of the Holding Periods (a “Disqualifying Disposition”), such participant will recognize a gain (taxable at ordinary income tax rates) which equals the lesser of (a) the difference between the fair market value on the exercise date and the option exercise price, or (b) the difference between the sale price of the shares and the option exercise price on the date of sale. The balance, if any, will be taxed as short-term or long-term capital gain, depending upon how long the participant held the shares. The Company will be entitled to a deduction at the same time and in the same amount as the participant is deemed to have realized ordinary income. If the participant pays the option exercise price with shares that were originally acquired pursuant to the exercise of an ISO and the Holding Periods for such shares have not been met, the participant will be treated as having made a Disqualifying Disposition of such shares, and the tax consequence of such Disqualifying Disposition will be as described above.

Stock Appreciation Rights. There will be no federal income tax consequences to either the participant or the Company upon the grant of an SAR. The participant, however, generally must recognize ordinary taxable income upon the exercise or surrender of an SAR in an amount equal to the fair market value (on the date of exercise) of the shares exercised, less the exercise price. Gain or loss recognized upon any later sale or other disposition of the acquired shares generally will be a capital gain or loss.

Restricted Stock. Unless the participant files an election to be taxed under Code Section 83(b), the participant will not realize income upon the grant of restricted stock. Instead, the participant will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions lapse. The amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions lapse. If the participant files an election to be taxed under Code Section 83(b), the tax consequences to the participant and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the lapse of the restrictions. When the participant disposes of restricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the participant realizes ordinary income will be treated as a capital gain or loss.

 Restricted Stock Units. A recipient of RSUs will not recognize taxable income upon the award of RSUs, and the Company will not be entitled to a deduction at such time. Upon payment or settlement of a RSU award, the participant will recognize ordinary income equal to the value of the shares or cash received, and the Company will be entitled to a corresponding deduction. Upon disposition of shares received by a participant in payment of an award, the participant will recognize capital gain or loss equal to the difference between the amount received upon such disposition and the fair market value of the shares on the date they were originally received by the participant.

Cash-based Awards.  Generally, the participant will not realize taxable income on the date of grant of a performance share, performance unit or cash-based award. Instead, the participant will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year cash, shares, or a combination of cash and shares are delivered to the participant in payment of the award. The amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares received, if any, on the date of issuance. Upon disposition of shares received by a participant in payment of an award, the participant will recognize capital gain or loss equal to the difference between the amount received upon such disposition and the fair market value of the shares on the date they were originally received by the participants.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2025 OMNIBUS INCENTIVE COMPENSATION PLAN.

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PROPOSAL 4 – REVERSE STOCK SPLIT PROPOSAL

Overview

The Reverse Stock Split Proposal is a proposal to approve an amendment to the Articles of Incorporation of the Company, as amended, to provide for the Reverse Stock Split that will be at a ratio that is within the Split Ratio Range, the final determination of which shall be determined by the Board by filing with the Secretary of State of the State of Nevada a Certificate of Amendment to the Articles of Incorporation, substantially in the form of Appendix B to this proxy statement. The Reverse Stock Split Proposal, if approved, would not immediately cause the Reverse Stock Split, but rather would grant authorization to our Board to effect the Reverse Stock Split (without reducing the number of authorized shares of our common stock) with a split ratio within the Split Ratio Range, if, and when determined by our Board. The Reverse Stock Split Proposal provides that our Board shall have sole discretion pursuant to Section 78.390 of the Nevada Revised Statutes (“NRS”) to elect, as it determines to be in the Company’s best interests, whether or not to effect the Reverse Stock Split and the exchange ratios within the Split Ratio Range, as soon as practicable. Our Board has deemed it advisable, approved and recommended that our stockholders adopt and is hereby soliciting stockholder approval of the Reverse Stock Split Amendment to, among other things, effect the Reverse Stock Split at a ratio within the Split Ratio Range, and to authorize the Board to effect the Reverse Stock Split at its discretion.

Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders and following such approval our Board determines that effecting the Reverse Stock Split is in the best interests of the Company and our stockholders, the Reverse Stock Split would become effective upon filing of the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Nevada. If the Board determines to file the Reverse Stock Split Certificate of Amendment, the Reverse Stock Split Certificate of Amendment would state the number of outstanding shares to be combined into one share of Common Stock, at the ratio approved by our Board within the Split Ratio Range. The Reverse Stock Split Certificate of Amendment would not change the par value of our common stock and would not impact the total number of authorized shares of our common stock. Therefore, upon effectiveness of the Reverse Stock Split, the number of shares of common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of common stock.

Under Section 78.390 of NRS, our Board will have a right not to effect the Reverse Stock Split, notwithstanding our stockholders’ adoption of the Reverse Stock Split Proposal, and to not file with the Secretary of State in the State of Nevada the Reverse Stock Split Amendment. Our Board may consider a variety of factors in determining whether or not to effect the Reverse Stock Split and if so, the appropriate range within the Split Ratio Range, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our common stock, business developments and our actual and projected financial performance.

Purpose and overview of the Reverse Stock Split

Our primary objective in effectuating the Reverse Stock Split would be to attempt to raise the per-share trading price of our common stock for a number of reasons, including (i) to continue our listing on the NYSE American LLC (“NYSE American”) stock exchange, (ii) to boost the image of the Company, (iii) to increase interest in the Company’s common stock, and (iv) to increase trading the Company’s common stock.

The Company’s common stock is listed on the NYSE American under the symbol “INUV”. The NYSE American’s continued listing standard set forth in Section 1003(f)(v) of the NYSE American LLC Company Guide (the “Company Guide”) provides that the NYSE American will normally consider suspending dealings in or delisting a listed company’s common stock selling for a substantial period of time at a low price per share, if the issuer shall fail to effect a reverse split of such shares within a reasonable time after being notified that the NYSE American deems such action to be appropriate under all the circumstances.

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To maintain listing, NYSE American requires, among other things, that our common stock maintain a minimum closing bid price of $0.20 per share. On March 19, 2025, the closing price for our common stock on NYSE American capital market was $0.4333 per share.

NYSE Regulation staff considers any company whose stock price falls below $0.20 over a 30-trading day average to raise concerns that the company’s common stock may not be suitable for auction market trading. In accordance with Section 1003(f)(v) of the Company Guide, NYSE Regulation staff deems it may be appropriate for such a company to effect a reverse stock split.

Our Board is seeking stockholder adoption of the Reverse Stock Split Proposal in order to increase the likelihood that the share price of our common stock continues to be above $0.20. We expect that the Reverse Stock Split would increase the bid price per share of our common stock and reduce the risk of our stock trading below $0.20 in the future, thereby satisfying or maintaining this listing requirement. However, there can be no assurance that the Reverse Stock Split would have that effect, initially or in the future, or that it would enable us to maintain the listing of our common stock on NYSE American. We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

In addition, we believe that low per-share market price of our common stock impairs its marketability to, and acceptance by, institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our common stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our common stock.

We also believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per-share price of our common stock, we believe this increase would enhance our ability to attract and retain employees and service providers. Further, the Reverse Stock Split will result in additional authorized and unissued shares becoming available for general corporate purposes as the Board may determine from time to time, including for use under its equity compensation plans.

We believe that the decrease in the number of shares of our outstanding common stock because of the Reverse Stock Split, and the anticipated increase in the price per share, would possibly promote greater liquidity for our stockholders with respect to their shares. However, liquidity may be adversely affected by the reduced number of shares that would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our common stock begins a declining trend after the Reverse Stock Split is effectuated.

There can be no assurance that the Reverse Stock Split would achieve any of the desired results. There also can be no assurance that the price per share of our common stock immediately after the Reverse Stock Split would increase proportionately with the Reverse Stock Split, or that any increase would be sustained for any period of time.

In evaluating whether to seek stockholder approval of the Reverse Stock Split Proposal, our Board took into consideration negative factors associated with reverse stock splits. These factors include: (i) the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; (ii) the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; (iii) the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and (iv) the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split Proposal, our Board reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect the Reverse Stock Split.

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Risks associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split, if completed, will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share would either exceed or remain in excess of the $0.20 minimum bid price per share as required to maintain the listing of our common stock on NYSE American;

•	we would otherwise meet the requirements for continued listing of our common stock on NYSE American;

•	the market price per share of our common stock after the Reverse Stock Split would rise in proportion to the reduction in the number of shares outstanding before the Reverse Stock Split;

•	the Reverse Stock Split would result in a per-share price that would attract brokers and investors who do not trade in lower-priced stocks;

•	the Reverse Stock Split would result in a per-share price that would increase our ability to attract and retain employees and other service providers; or

•	the Reverse Stock Split would promote greater liquidity for our stockholders with respect to their shares.

In addition, the Reverse Stock Split would reduce the number of outstanding shares of our common stock without reducing the number of shares of available but unissued common stock, increasing the number of authorized but unissued shares of common stock. Therefore, the number of shares of our common stock that are authorized and unissued will increase relative to the number of issued and outstanding shares of our common stock following the Reverse Stock Split. The Board may authorize the issuance of the remaining authorized and unissued shares without further stockholder action for a variety of purposes, except as such stockholder approval may be required in particular cases by our Articles of Incorporation, as amended, applicable law or the rules of any stock exchange on which our securities may then be listed. The issuance of additional shares would be dilutive to our existing stockholders and may cause a decline in the trading price of our common stock. The issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

The market price of our common stock is based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split.

Principal effects of the Reverse Stock Split

If the Reverse Stock Split is approved and effected with respect to our issued and outstanding common stock, each holder of common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same exchange ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s percentage ownership interest in us. The relative voting rights and other rights and preferences that accompany the shares of common stock will not be affected by the Reverse Stock Split. Shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable.

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The Reverse Stock Split will not affect the number of authorized shares of common stock. Although the Reverse Stock Split will not, by itself, have any immediate dilutive effect on stockholders, the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of common stock would remain unchanged. As a result, additional authorized shares of common stock would become available for issuance at such times and for such purposes as our Board may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of common stock are issued in the future, such shares could be dilutive to our existing stockholders by decreasing such stockholders’ percentage of equity ownership in us.

Assuming this proposal is approved by the stockholders and implemented by the Board, the following table sets forth various capitalization metrics both currently and assuming a Reverse Stock Split at each end of the Split-Ratio Range:

	Current(1)	1:5	1:10
Common Stock Authorized	200,000,000	200,000,000	200,000,000
Common Stock Issued and Outstanding	143,613,033	28,722,606	14,361,303
Number of Shares of Common Stock Reserved for Issuance(2)	12,622,883	2,524,576	1,262,288
Number of Shares of Common Authorized but Unissued and Unreserved	43,764,084	168,752,818	184,376,409
Price per share, based on the closing price of our Common Stock on March 13, 2025	$0.4333	$2.1665	$4.333

_____________________

(1)	Data provided as of March 19, 2025.
(2)

Includes (i) 11,532,690, shares of common stock underlying outstanding restricted stock units under our 2017 Plan, (ii) 983,198 shares of common stock available for future grant under out 2017 Plan, and (iii) 106,995 shares of common stock reserved for issuance pursuant to outstanding warrants. Does not include shares that will be reserved for issuance under the proposed 2025 Plan.

(3)	The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of $0.3669 of our Common Stock on March 13, 2025.

The Reverse Stock Split will have no effect on the number of authorized shares of preferred stock or the par value of the preferred stock.

Effect on our equity incentive plans, outstanding awards thereunder and outstanding warrants

If the Reverse Stock Split is approved and effected, the total number of shares of common stock reserved for issuance under our equity incentive plans would be reduced in proportion to the ratio selected by our Board. The total number of shares of common stock reserved for issuance pursuant to outstanding but unexercised warrants would be reduced in proportion to the Reverse Stock Split ratio.

Under the terms of our outstanding equity awards, options and warrants, the Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or vesting of such awards, options and warrants in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise or purchase price, if any, of all such awards, options and warrants. The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards, options and warrants and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the equity incentive plans or warrants, which may include rounding the number of shares of common stock issuable down to the nearest whole share.

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Potential anti-takeover effect

An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to take over or otherwise acquire control of us (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of our Board or contemplating a tender offer or other change in control transaction).

Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of us, and the Reverse Stock Split Proposal is not part of any plan by our Board to recommend or implement any anti-takeover measure.

Accounting matters

The Reverse Stock Split will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Mechanics of the Reverse Stock Split

Effect on Registered “Book-Entry” Holders of our Common Stock

Holders of common stock hold some or all of their common stock electronically in book-entry or “street name” form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split, if implemented. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

No Dissenter's or Appraisal Rights

Our stockholders are not entitled to any dissenter’s or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Certain U.S. federal income tax considerations of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

•	an individual citizen or resident of the United States;
•

a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•

a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes

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This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, certain former U.S. citizens and lawful permanent residents of the United States, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities (including S-corporations), traders in securities that elect to mark-to-market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment), (iv) persons liable for the alternative minimum tax, (v) persons that directly, indirectly or constructively, own 5% or more of the total combined voting power of our stock or of the total value of our equity interests or (vi) persons that will hold shares of common stock in connection with a permanent establishment or fixed base outside the United States. This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d) (4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address U.S. federal tax considerations other than income tax considerations (such as Medicare contribution tax on net investment income, the alternative minimum tax, or estate or gift taxes) or tax considerations arising under any U.S. state or local or non-U.S. laws. In addition, this summary does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular tax consequences of the Reverse Stock Split to them.

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General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization and other than with respect to a U.S. holder that receives a full share in lieu of a fractional share, as described below, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder's aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same as such U.S. holder's aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who would be entitled to receive fractional shares because they hold a number of shares of common stock not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A U.S. holder that receives a full share in lieu of a fractional share may recognize income as a deemed distribution or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. We are not making any representations as to whether the receipt of one whole share in lieu of a fractional share will result in income as a deemed distribution or gain to any stockholder. U.S. holders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Stock Split.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL 5 – SAY-ON-PAY PROPOSAL

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As described in detail later in this proxy statement, our executive compensation program is designed to attract and retain talented and dedicated executive officers and to align their compensation with our business objectives and performance and the interests of our stockholders. We believe that our program creates an environment of shared risk between our executive officers and our stockholders by including equity based awards and cash compensation based on financial performance as part of our executive compensation program. We believe that our executive compensation program should focus management’s attention on achieving both annual performance targets and profitable growth over a longer time period. The program is designed to reward management for the achievement of both short and long term strategic objectives as established by the Board of Directors. Additional details about our executive compensation programs, including information about executive compensation for the fiscal year ended December 31, 2024, are described under the section entitled “Executive Compensation,” which begins on page 26 of this proxy statement.

Securities laws require that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement at least once every three years, commonly known as a “say-on-pay” proposal. In accordance with the stockholders’ advisory vote on the frequency of the say-on-pay vote that was held at the 2023 Annual Meeting of Stockholders, the Board of Directors has determined to hold the say-on-pay vote on executive compensation once every three years until we hold another advisory vote on the frequency of the say-on-pay vote.

We are asking our stockholders to indicate their support for our named executive officers’ compensation as described in this proxy statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the following resolution is submitted for stockholder vote at the 2025 annual meeting:

“RESOLVED, that the stockholders of Inuvo, Inc. hereby APPROVE, on an advisory basis, the compensation paid to its named executive officers, as disclosed in the proxy statement for the 2025 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative discussion that accompany the compensation tables.”

This say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board and our Compensation Committee value the opinion of our stockholders and to the extent there is any significant vote against the compensation of named executive officers as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. Proxies submitted without direction pursuant to this solicitation will be voted “FOR” approval of the compensation of our named executive officers as disclosed in this proxy statement.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”, ON AN ADVISORY BASIS, THE SAY-ON-PAY PROPOSAL.

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OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the 2025 annual meeting. If, however, other matters properly come before the 2025 annual meeting, the accompanying proxy authorizes the persons named as proxy or their substitute to vote on such matters as they determine appropriate.

DISSENTER’S RIGHTS

Under Nevada law there are no dissenter’s rights available to our stockholders in connection with any matter submitted to a vote of our stockholders at the 2025 annual meeting.

CORPORATE GOVERNANCE

We are committed to maintaining the highest standards of honest and ethical conduct in running our business efficiently, serving our stockholders interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted our Code of Conduct and Business Code of Ethics, which applies to all our directors, officers and employees.

To assist in its governance, our Board has formed three standing committees composed entirely of independent directors: Audit, Nominating and Corporate Governance, and Compensation. A discussion of each committee’s function is set forth below. Additionally, we have adopted and published to all employees our Whistleblower Notice establishing procedures by which any employee may bring to the attention of our Audit Committee any disclosure regarding accounting, internal control or other auditing issues affecting our company or any improper activities of any officer or employee. Disclosure may be made anonymously.

Our by-laws, the charters of each Board committee, the independent status of a majority of our Board, our Code of Conduct and Business Code of Ethics and our Whistleblower Notice provide the framework for our corporate governance. Copies of our by-laws, committee charters, Code of Conduct and Business Code of Ethics and Whistleblower Notice may be found on our website at www.inuvo.com. Copies of these materials also are available without charge upon written request to our corporate secretary.

Board of Directors

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Executive Chairman and Chief Executive Officer and our Chief Financial Officer and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Commencing with our 2008 annual meeting, our directors were divided into three classes and designated Class I, Class II and Class III. Directors may be assigned to each class in accordance with a resolution or resolutions adopted by the Board. Directors are elected for a full term of three years. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

A total of four formal meetings of the Board were held during 2024 and the Board took action by unanimous written consent four times. No director attended less than 75% of the aggregate of (i) the total number of meetings of the Board held during the time in which such director was a member of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during the period such director served as a member of such committee.

There are no family relationships between any of the directors and executive officers.

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We do not have a formal policy regarding director attendance at annual meetings of stockholders. All of our directors are stockholders and are invited to attend our stockholder meetings. Last year, one of our directors attended the 2024 annual meeting of stockholders.

Board Leadership Structure and our Board’s Role in Risk Oversight

Mr. Richard K. Howe serves as both the Executive Chairman of our Board and our Chief Executive Officer. In 2024, Mr. Charles D. Morgan, an independent director, served as our Lead Independent Director and he lead executive sessions of the independent directors.  Mr. Morgan retired from our Board in February 2025.  After Mr. Morgan’s retirement, our Audit Committee Chairman, Gordon Cameron, has taken over the role of leading executive sessions of independent directors.  Our Board believes our current structure provides independence and oversight, and facilitates the communication between senior management and the full Board regarding risk oversight, which the Board believes strengthens its risk oversight activities. Moreover, the structure allows the Executive Chairman and Chief Executive Officer to better focus on his responsibilities of running the company, enhancing stockholder value and expanding and strengthening our business, while allowing the Audit Committee Chairman to lead the Board in its fundamental role of providing independent oversight of management.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including operational risks associated with our industry, credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Board meets regularly with management, as well as independently, to review Inuvo’s risks. Both our General Counsel and our Chief Financial Officer attend many of the Board meetings and are available to address any questions or concerns raised by any member of the Board on risk management and any other matter. The independent members of the Board work together to provide strong, independent oversight of our management and affairs through the Board’s standing committees and, when necessary, special meetings of independent directors. Our independent directors may meet at any time in their sole discretion without any other directors or representatives of management present. Each independent director has access to the members of our management team or other employees as well as full access to our books and records. We have no policy limiting, and exert no control over, meetings of our independent directors.

Board Committees

The Board has three standing committees: (i) Audit, (ii) Nominating and Corporate Governance and (iii) Compensation.  Each committee has a written charter. The charters are available on our website at www.inuvo.com. Except as set forth below, all committee members are independent directors. Information concerning the current membership and function of each committee is as follows:

Director	Audit Committee Member	Nominating and Corporate Governance Member	Compensation Committee Member
Gordon J. Cameron	✓(1)		✓(1)
Jonathan Bond			✓
Kenneth E. Lee	✓	✓(1)
Rob Buchner		✓

_______________

(1) Denotes Chairperson.

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Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibility relating to:

●	the integrity of our financial statements;
●	our compliance with legal and regulatory requirements; and
●	the qualifications and independence of our independent registered public accountants.

The Audit Committee is composed of two directors, each of whom have been determined by the Board to be independent as defined by the NYSE American Company Guide. The Board has determined that Mr. Cameron qualifies as an “audit committee financial expert” as defined by the SEC. During 2024, the Audit Committee held five meetings.

Report of the Audit Committee of the Board of Directors

The primary function of the Audit Committee is to assist the Board in its oversight of our financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

With respect to the year ended December 31, 2024, in addition to its other work, the Audit Committee:

●

reviewed and discussed with management and EisnerAmper LLP, our independent registered public accounting firm, our audited consolidated financial statements as of December 31, 2024 and the year then ended;

●

the Audit Committee obtained from EisnerAmper LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding all relationships between it and the Company that might bear on its independence and the communications, discussed with EisnerAmper LLP any relationships that may impact the firm’s objectivity and independence, and satisfied itself as to the firm’s independence.  The Audit Committee also discussed with management and EisnerAmper LLP the quality and adequacy of the Company’s internal controls; and

●

reviewed and discussed with EisnerAmper LLP the matters required to be discussed by the Statement on Auditing Standards No. 1301, as amended, and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the consolidated financial statements.

The audit committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the 2024 10-K for filing with the SEC.

Dated: April __, 2025	Audit Committee of the Board of Directors of Inuvo, Inc.

/s/ Gordon J. Cameron, Chairman
/s/ Kenneth E. Lee

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for:

●	recommending the slate of director nominees for election to our Board;

●	identifying and recommending candidates to fill vacancies occurring between annual stockholder meetings;

●	reviewing the composition of Board committees; and

●	monitoring compliance with, reviews and recommends changes to our various corporate governance policies and guidelines.

A majority of the persons serving on our Board must be independent. Thus, the committee has considered transactions and relationships between each director or any member of his immediate family and us or our affiliates, including those that would have been reported under “Certain Relationships and Related Transactions” below if there were any such relationships to disclose. The committee also reviewed transactions and relationships between directors or their affiliates and members of our senior management or their affiliates. As a result of this review, the committee affirmatively determined that each of Messrs. Cameron, Bond, Lee and Buchner is, and former director Mr. Morgan was, independent as defined by the NYSE American Company Guide.

The committee considers all qualified candidates for our Board identified by members of the committee, by other members of the Board, by senior management and by our stockholders. The committee reviews each candidate including each candidate’s independence, skills and expertise based on a variety of factors, including the person’s experience or background in management, finance, regulatory matters and corporate governance. Further, when identifying nominees to serve as director, while we do not have a policy regarding the consideration of diversity in selecting directors, the committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. In addition, prior to nominating an existing director for re-election to the Board, the committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board, equity ownership in Inuvo and independence.

The committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. Based on its assessment of each candidate, the committee recommends candidates to the Board. However, there is no assurance that there will be any vacancy on the Board at the time of any submission or that the committee will recommend any candidate for the Board.

The Nominating and Corporate Governance Committee is composed of two directors, each of whom have been determined by the Board to be independent as defined by the NYSE American Company Guide. During 2024, the committee took written action in lieu of a formal meeting one time.

Stockholder Nominations

Stockholders who would like to propose a candidate to serve on our Board may do so by submitting the candidate’s name, resume and biographical information to the attention of our corporate secretary. All proposals for nomination received by the corporate secretary will be presented to the committee for appropriate consideration. It is the policy of the Nominating and Corporate Governance Committee to consider director candidates recommended by stockholders who appear to be qualified to serve on our Board. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the corporate secretary of Inuvo at our main office:

●	the name and address of the person recommended as a director candidate;

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●

all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

●	the written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;

●

as to the person making the recommendation, the name and address, as they appear on our books, of such person, and number of shares of our Common Stock owned by such person; provided, however, that if the person is not a registered holder of our Common Stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of our Common Stock; and

●	a statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

Director Qualification

The following is a discussion for each director of the specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee to recommend to the Board, and for the Board to conclude, that the individual should be serving as a director of Inuvo.

Class I Directors

Richard K. Howe - Mr. Howe’s track record as a successful high-technology operating and marketing executive in data, analytics and marketing services as a result of building and/or running over a dozen businesses in five countries were factors considered by the Nominating and Corporate Governance Committee and the Board. Specifically, the Nominating and Corporate Governance Committee and the Board viewed favorably his position at companies that include Inuvo, Acxiom Corporation, where he served as chief marketing, business strategy and M&A officer, Fair Isaac & Company, where he served as general manager, and ieWild, Inc., where he was co-founder and chairman and CEO, together with his service as a board member for the non-profit organization Business for Diplomatic Action and his academic achievements at Concordia University and McGill University in making their recommendation.

Gordon J. Cameron - Mr. Cameron’s track record as a senior executive in a variety of business segments and his in excess of three decades of experience in building successful businesses were factors considered by the Nominating and Corporate Governance Committee and the Board. Specifically, the Nominating and Corporate Governance Committee and the Board viewed favorably his position as Executive Vice President in Retail Lending at PNC Financial Services, one of the largest diversified financial services institutions in the United States, as well as his positions with companies such as Canadian Imperial Bank of Commerce, Fair Isaac Corporation FICO, IeWild Inc., HNC Software Inc., Advanta National Bank/Fleet, The Campbell Group LTD and Fidelity Bank N.A. together with and his academic achievements at Widener University School of Management and Pennsylvania State University in making their recommendation.

Class II Director

Jonathan Bond - Mr. Bond’s successful track record as an executive in the marketing services industry and his deep industry experience were factors considered by the Nominating and Corporate Governance Committee and the Board.  Specifically, the Nominating and Corporate Governance Committee and the Board viewed favorably his position at companies such as Kirshenbaum Bond Senecal & Partners LLC (“KBP”), Big Fuel (now part of Publicis), iballs, Media Kitchen and Varick under the KBP umbrella, Tomorro LLC, SITO Mobile, Ltd, Blue Bear Protection, Lacure and Halo Collar, where he was either a founder or high-level executive at each, his service on the board of directors of Sonobi, Inc. and Kubient, his investment background, and his academic achievement at Washington University (St. Louis) in making their recommendation.

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Class III Directors

Kenneth E. Lee - Mr. Lee’s successful track record in the financial advisory industry was a factor considered by the Nominating and Corporate Governance Committee and the Board. Specifically, the Nominating and Corporate Governance Committee and the Board viewed favorably his financial experience and sophistication achieved at Ingalls & Snyder in New York, Bridgehampton Capital Management LLC, Tocqueville Asset Management, Salomon Brothers Asset Management (SBAM), and Brown Brothers Harriman, where he served in leadership roles and was entrusted with management over large amounts of funds, his multiple leadership roles on non-profit boards, and his academic achievements at Wesleyan University and the Stern School of Business, New York University in making their recommendation.

Rob Bucher – Mr. Buchner’s successful track record operating and growing businesses in the marketing services industry and vast industry connections were factors considered by the Nominating and Corporate Governance Committee and the Board.  Specifically, the Nominating and Corporate Governance Committee and the Board favorably viewed his positions with Campbell Mithun and Fallon Worldwide together with his entrepreneurial endeavors in making their decision.

In addition to the each of the individual skills and background described above, the Nominating and Corporate Governance Committee and Board also concluded that each of these individuals will continue to provide knowledgeable advice to our other directors and to senior management on numerous issues facing our company and on the development and execution of our strategy.

Compensation Committee

The Compensation Committee is charged with overseeing our compensation programs and practices, including our executive compensation plans and incentive compensation plans. The Chief Executive Officer provides input to the committee with respect to the individual performance and compensation recommendations for the other executive officers. The committee’s charter authorizes the committee to retain an independent consultant and from time to time has done so. The committee did not retain a consultant in 2024. The committee also prepares and supervises the Board’s annual review of director independence and the Board’s annual self-evaluation.  For more information regarding the Compensation Committee’s compensation philosophy, please see “Executive Compensation” which appears later in this proxy statement.

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) requires public companies to provide stockholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say-on-pay” as well as an advisory vote on how often the company will present say-on-pay votes to its stockholders. At our 2023 annual meeting of stockholders held on June 15, 2023, our stockholders approved a non-binding proposal that the frequency of an advisory vote on our executive compensation would be held every three years. At our 2022 annual meeting of stockholders held on June 16, 2022, our stockholders approved a non-binding resolution approving our executive compensation as described in that proxy statement; thus, we are asking again for our stockholders to approve a non-binding resolution approving out executive compensation three years later at the 2025. annual meeting of stockholders.

The Compensation Committee took written action in lieu of a meeting four times during 2024.

Compensation of Directors

During 2024, at the recommendation of our Nominating and Corporate Governance Committee, each independent member of our Board received a combination of a cash retainer and restricted stock units.

The following table provides information concerning the compensation paid to our independent directors for their services as members of our Board for 2024. The information in the following table excludes any reimbursement of out-of-pocket travel and lodging expenses which we may have paid.

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	Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Charles D. Morgan	30,000	12,900	—	—	—	—	42,900
Gordon J. Cameron	30,000	12,900	—	—	—	—	42,900
Jonathan Bond	30,000	12,900	—	—	—		42,900
Kenneth E. Lee	30,000	12,900	—	—	—	—	42,900

2025 Director Compensation Policy

In December 2020, our Board modified independent director compensation so that independent directors are provided an annual restricted stock unit grant of 30,000 restricted stock units on January 1 of each year vesting on the first anniversary of each grant and an annual retainer of $30,000, payable quarterly.

Delinquent Section 16(a) Reports

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934 during the year ended December 31, 2024 and Forms 5 and amendments thereto furnished to us with respect to the year ended December 31, 2024, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater stockholder failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the year ended December 31, 2024, except for two late filings by Mr. Lowenthal and one late filing by each of Messrs. Howe, Pisaris and Ruiz.

Hedging Policy

In general, we discourage hedging and pledging transactions. The committee has a policy prohibiting hedging and pledging activity in our equity securities except where the activity is precleared by our general counsel in limited circumstances. The policy applies to our directors, executive officers, other members of our executive leadership team and other officers subject to Section 16 of the Securities Exchange Act. The hedging and pledging prohibitions apply with respect to any shares of our equity securities owned by the covered persons, directly or indirectly, whether granted by us as compensation or otherwise acquired and held. Prohibited hedging activity includes purchasing financial instruments (including zero-cost collars and forward contracts establishing short positions in our securities) or otherwise engaging in transactions that are designed to, or have the effect of, hedging or offsetting any decrease in the market value of our securities. Hedging activity may only occur if approved by our general counsel in advance. Our equity securities may not be pledged as collateral for a loan or held in a margin account, except with respect to pledging activity approved by our general counsel in advance where securities are pledged as collateral for a loan and the covered person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

Insider Trading Policy

We have adopted an Insider Trading Policy and have implemented procedures that govern the purchase, sale, and other dispositions and transactions in our securities by our directors, executive officers, certain covered persons (as defined in the Insider Trading Policy) and certain of their family members and related parties. We believe the Insider Trading Policy and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as applicable listing standards. We filed our Insider Trading Policy as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 27, 2025. The Insider Trading Policy can also be found on the Huntington website at ir.huntington.com.

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EXECUTIVE COMPENSATION

Executive Officers

Name	Positions
Richard K. Howe	Executive Chairman and Chief Executive Officer
Barry Lowenthal	President
Wallace D. Ruiz	Chief Financial Officer, Secretary
John B. Pisaris, Esq.	General Counsel

Executive officers of our company are appointed by the Board and serve at the pleasure of the Board.

Richard K. Howe. For information regarding Mr. Howe, please see “Board of Directors” which appears earlier in this proxy statement.

Barry Lowenthal.  Mr. Lowenthal, 59, has served as our President since May 2023. From February 2006 to February 2022, has served as CEO of Media Kitchen, a media planning and buying agency owned by Stagwell Group. Prior to joining Media Kitchen, Mr. Lowenthal was the media director at Bartle Bogle Hegarty, a full-service advertising agency providing creative and media services from 2001 to 2006. Mr. Lowenthal has been working in the field of media planning and buying since 1988, shortly after he graduated from the University of Maryland with a Bachelor of General Studies degree in 1987. In 1994 Lowenthal received a Master of Business Administration from the City University of New York, Baruch College.

Wallace D. Ruiz. Mr. Ruiz, 73, has served as our Chief Financial Officer since June 2010. From 2005 until April 2009, Mr. Ruiz was Chief Financial Officer and Treasurer of SRI Surgical Express, Inc. (Nasdaq: STRC), a Tampa, Florida provider of outsourced sterilization and supply chain management services to healthcare providers that was acquired by Synergy Health plc. From 1995 until 2004, he was Chief Financial Officer of Novadigm, Inc. (Nasdaq: NVDM), a developer and worldwide marketer of enterprise infrastructure software that was acquired by Hewlett-Packard Company. Since March 2018, he has been a member of the board of directors of Recruiter.com Group, Inc. (Nasdaq: RCRT). Mr. Ruiz received a B.S. in Computer Science from St. John’s University and a M.B.A. in Accounting and Finance from Columbia University. Mr. Ruiz is a Certified Public Accountant.

John B. Pisaris. Mr. Pisaris, 59, has served as our General Counsel since March 2012, following our acquisition of Vertro, Inc. He served as general counsel of Vertro, Inc. from October 2004 until March 2012. From February 2004 to September 2004, Mr. Pisaris served as vice president of legal of Vertro, Inc. and prior to that was a partner at Porter, Wright, Morris & Arthur LLP, a law firm, from January 2002 to January 2004.

Compensation Philosophy

The fundamental objectives of our executive compensation program are to attract and retain highly qualified executive officers, motivate these executive officers to materially contribute to our long-term business success, and align the interests of our executive officers and stockholders by rewarding our executives for individual and corporate performance based on targets established by the Compensation Committee.

We believe that achievement of these compensation program objectives enhances long-term stockholder value. When designing compensation packages to reflect these objectives, the Compensation Committee has adopted the following four principles as a guide:

●

Alignment with stockholder interests: Compensation should be tied, in part, to our stock performance through the granting of equity awards to align the interests of executive officers with those of our stockholders;

●	Recognition for business performance: Compensation should correlate in large part with our overall financial performance;

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●	Accountability for individual performance: Compensation should partially depend on the individual executive’s performance, in order to motivate and acknowledge the key contributors to our success; and

●

Competition: Compensation should generally reflect the competitive marketplace and be consistent with that of other well-managed companies in our peer group. In implementing this compensation philosophy, the Compensation Committee takes into account the compensation amounts from the previous years for each of the named executive officers, and internal compensation equity between the named executive officers and other employees.

2024 Compensation Determination Process

In 2024, the compensation program for our executive officers consisted of the following components:

●	base salary;

●	plan awards; and

●	other fringe benefits and perquisites.

The Compensation Committee believes that our executive compensation package consists of elements of compensation that are typically used to incentivize and reward executive management at other companies of our size, in our geographic area or in our industry. Each of these components is designed to meet the program’s objectives of providing a combination of fixed and variable, performance-based compensation linked to individual and corporate performance. In the course of setting the initial compensation level for new hires or adjusting the compensation of existing employees, the Compensation Committee considered the advice and input of our management. Our Chief Executive Officer typically makes recommendations to the Compensation Committee for any proposed changes in salary, as well as performance-based awards and equity award grants, for the other named executive officers. The Compensation Committee decides any salary change, as well as performance-based awards and equity award grants, for the Chief Executive Officer.

Base Salary

Base salary is an important component of executive compensation because it provides executives with an assured-level of income, assists us in attracting executives and recognizes different levels of responsibility and authority among executives. The determination of base salaries is based upon the executive’s qualifications and experience, scope of responsibility and potential to achieve the goals and objectives established for the executive. Additionally, contractual provisions in executive employment agreements, past performance, internal pay equity and comparison to competitive salary practices are also considered.

In general, the Compensation Committee considers two types of potential base salary increases including “merit increases” based upon the executives’ individual performance and/or “market adjustments” based upon the peer group salary range for similar executives.

Discretionary Bonus Awards

From time to time, we utilize discretionary signing, promotion, retention or other bonus awards as compensation tools that provide incentives for executives to accept employment offers, to reward outstanding performance by executives and to retain key executives. We believe that these bonus awards are consistent with our overall executive compensation philosophy to achieve our recruiting and retention objectives as well as to allow discretion to address the needs of our businesses, which operate in a constantly evolving and highly competitive environment.  Bonus recommendations are not determined on a formulaic basis, and no particular weight is assigned to any of the factors considered in determining discretionary bonuses.  No executive officers received discretionary bonus awards for fiscal 2024.

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Plan Awards

The objective of our long-term incentive program is to provide a long-term retention incentive for the named executive officers and others and to align their interests directly with those of our stockholders by way of stock ownership. Under our 2017 Plan, the Compensation Committee has the discretion to determine whether equity awards will be granted to named executive officers and if so, the number of shares subject to each award. The 2017 Plan allows the Compensation Committee to grant options and restricted stock and other stock-based awards with respect to the amount authorized, valued in whole or in part by reference to the fair market value of the stock. In most instances, these long-term grants vest over a multi-year basis.  We plan to replace our 2017 Plan with the proposed 2025 Plan (see Proposal No. 5 beginning on page 7).

The Board or the Compensation Committee determines the recipients of long-term incentive awards based upon such factors as performance, the length of continuous employment, managerial level, any prior awards, and recruiting and retention demands, expectations and needs. All our employees are eligible for awards. The Board or the Compensation Committee grants such awards by formal action, which awards are not final until an award agreement is delivered by us and executed by both the Company and the employee. There is no set schedule for the Board or the Compensation Committee to consider and grant awards. The Board and the Compensation Committee have the discretion to make grants whenever it deems it appropriate in our best interests. The Compensation Committee has discretion to grant equity awards at any time.

We do not have any program, plan or practice in place to time option or other award grants with the release of material, non-public information and does not release such information for the purpose of affecting the value of executive compensation. The exercise price of stock subject to options awarded under our plans is the fair market value of the stock on the date the grant is approved by the Board or the Compensation Committee. Under the terms of each plan, the fair market value of the stock is the closing sales price of the stock on the date the grant is approved by the Board or the Compensation Committee as reported by the NYSE American.

Other Compensation and Benefits

We have historically provided perquisites and other types of non-cash benefits on a very limited basis in an effort to avoid an entitlement mentality, reinforce a pay-for-performance orientation and minimize expense. Such benefits, when provided, can include additional health care benefits and additional life insurance.

Retirement and Other Post-Termination Benefits

Other than our 401(k) plan, employment agreements with our named executive officers and certain other employment agreements which provide for severance for termination without cause, we have not entered into any employment agreements that provide for a continuation of post-employment benefits. Our benefits plans are generally the same for all employees, and so as of the date of this proxy statement, the Compensation Committee does not believe that any such plans in their present forms would continue post-employment, except as required by law (including with respect to COBRA), or otherwise set forth in our 2024 10-K. We do not currently maintain any other retirement or post-termination benefits plans.

Change in Control Severance Policy

We do not currently maintain any change in control severance plans or severance policies, except as provided in the executive employment agreements and the 2025 Plan, both of which are discussed in this section. Therefore, none of our named executive officers will receive any cash severance payments in the event we undergo a change in control, unless their employment agreement otherwise provides.

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Insurance

All full-time employees, including the named executive officers, are eligible to participate in our standard medical, dental and life insurance plans. The terms of such benefits for the named executive officers are generally the same as those for all other company employees, with the exception of the level of life insurance coverage. We pay approximately 95% of the annual health insurance premium with employees paying the balance through payroll deductions. We pay for up to $1,000,000 of basic life insurance and AD&D insurance for our Chief Executive Officer, Chief Financial Officer and President. All other full-time employees can elect basic life insurance and AD&D insurance coverage equal to their annual salary, up to $50,000, paid by us.

401(k)

Our employees can participate in a 401(k) plan, which is a qualified defined contribution retirement plan, sponsored by the company. Participants are provided the opportunity to make salary reduction contributions to the plan on a pre-tax basis. We have the ability to make discretionary matching contributions and discretionary profit sharing contributions to such plan. Our practice has been to match participant’s contributions up to the first four percent of their annual earnings. Our match is fully vested when made.

Other Benefits

We seek to maintain an open and inclusive culture in our facilities and operations among executives and other company employees. Thus, we do not provide executives with separate dining or other facilities, nor do we have programs for providing personal-benefit perquisites to executives, such as defraying the cost of personal entertainment or family travel. Our basic health care and other insurance programs are generally the same for all eligible employees, including the named executive officers.

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for the following persons (our “named executive officers” or “NEOs”):

●	all individuals serving as our principal executive officer or acting in a similar capacity during the year ended December 31, 2024;

●	our two most highly compensated executive officers at December 31, 2024 whose annual compensation exceeded $100,000; and

●

up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of our company at December 31, 2024.

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Name and principal position	Year	Salary ($)	Bonus (1) ($)	Stock Awards (2) ($)	Option Awards ($)	Nonequity incentive plan compen-sation ($)	Non-qualified deferred compen-sation earnings ($)	All other compen-sation ($)	Total ($)
Richard K. Howe,	2024	425,000	—	540,250	—	—	—	8,617	973,867
Executive Chairman and Chief Executive Officer	2023	425,000	312,813	330,000	—	—	—	7,822	1,075,635

Barry Lowenthal,	2024	300,000	—	—	—	—	—	9,083	309,083
President	2023	183,333	81,981	462,500	—	—	—	4,500	732,314

Wallace D. Ruiz,	2024	292,708	—	123,720	—	—	—	22,204	438,632
Chief Financial Officer	2023	275,000	95,878	67,500	—	—	—	20,234	458,612

(1)	Amounts in 2023 were accrued as cash discretionary bonuses, but paid in equivalent value of restricted stock units in 2024.
(2)

The value attributable to any stock awards is computed in accordance with FASB ASC Topic 718. The 2024 awards were valued as of the date of grant. The assumptions made in the valuations of the stock awards are included in Note 10 of the notes to our consolidated financial statements for the year ended December 31, 2024 appearing in our 2024 10-K.

Executive Employment Agreements

The employment agreements entered into by Messrs. Howe, Ruiz and Lowenthal, each referred to as an executive, have an initial term of one year, after which each executive’s employment agreement automatically renews for additional one-year periods on the same terms and conditions, unless either party to the agreement exercises the respective termination rights available to such party in the agreement. The employment agreements currently provide for a minimum annual base salary of $425,000 for Mr. Howe, $300,000 for Mr. Ruiz and $300,000 for Mr. Lowenthal, which may be adjusted by the Board of Directors in connection with reviews of the executive’s performance. The employment agreements require our company to compensate the executives and provide them with certain benefits if their employment is terminated. The compensation and benefits the executives are entitled to receive upon termination of employment vary depending on whether their employment is terminated:

●	by us for cause (as defined in the employment agreements);

●	by us without cause, or by the executive for good reason (as defined in the employment agreements);

●	due to death or disability; or

●	by the executive without good reason.

In the event of a termination by our company without cause or a termination by the executive for good reason, the executive would be entitled to receive the following:

●

his earned but unpaid basic salary through the termination date, plus, in the cases of Messrs. Howe and Ruiz, a portion of the executive’s bonus based upon the bonus he would have earned in the year in which his employment was terminated, pro-rated for the amount of time employed by us during such year and paid on the original date such bonus would have been payable;

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●

an amount payable over the 12-month period following termination equal to one times the sum of his basic salary at the time of termination, plus, in the cases of Messrs. Howe and Ruiz, a termination bonus equal to the bonus paid to the executive during the four fiscal quarters prior to the date of termination (except that if a target bonus has been established for Mr. Howe, Mr. Howe’s termination bonus is equal to his target bonus for the fiscal year in which the termination occurs, increased or decreased pursuant to actual performance versus targeted performance in the then current plan measured as of the end of the calendar month preceding the termination date), or in the event of a change of control (as defined below), the greater of the relevant calculation above or the bonus paid to the executive during the four fiscal quarters prior to the change of control;

●	any other amounts or benefits owing to the executive under our then-applicable employee benefit, long-term incentive, or equity plans and programs, within the terms of such plans; and

●	in the case of Messrs. Howe and Ruiz, benefits (including health, life and disability) as if the executive was still an employee during the 12-month period following termination.

Finally, in the case of Messrs. Howe and Ruiz, in the event of a termination without cause by our Company, with good reason by the executive, or following a change of control (as defined in the employment agreements), any equity award held by the executive will immediately and fully vest and become exercisable throughout the full term of such award as if the executive were still employed by us.

In the event of a termination by us with cause, Messrs. Howe, Ruiz and Lowenthal would be entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination.

In the event of a termination by us of Mr. Ruiz or Mr. Lowenthal upon the death or permanent disability of such executive, the executive would be entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination, the earned but unpaid portion of any vested incentive compensation under and consistent with plans adopted by us prior to the date of termination, and over the 12 months following the date of termination an amount equal to 20% base salary at the time of termination for each year of employment with us, capped at 100% of the base salary.

In the event of a termination by us of Mr. Howe upon the death or permanent disability of such executive, the executive would be entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination, any other amounts or benefits owing to the executive under any of our then-applicable employee benefit, long-term incentive or equity plans and programs, and over the 12 months following the date of termination an amount equal to 20% base salary at the time of termination for each year of employment with us, capped at 100% of the base salary.

The executive may terminate employment for any reason (other than good reason) upon giving 30 days’ advance written notice to us. In the event of a termination by Mr. Ruiz or Mr. Lowenthal without good reason, such executive is entitled to receive the earned but unpaid portion of such executive’s base salary through the date of termination and the earned but unpaid portion of any vested incentive compensation under and consistent with our plans adopted by us prior to the date of termination. In the event of a termination by Mr. Howe without good reason, such executive is entitled to receive the earned but unpaid portion of his base salary through the termination date and any other amounts and benefits owing to the executive under our then applicable employee benefit, long term incentive or equity plans and programs.

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Outstanding equity awards at year end

The following table provides information concerning unexercised options, restricted stock units that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2024:

	OPTION AWARDS						STOCK AWARDS
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (1) (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Richard K. Howe	—	—	—	—	—	3,406,376	2,201,882	—	—
Barry Lowenthal	—	—	—	—	—	1,090,530	704,919	—	—
Wallace D. Ruiz	—	—	—	—	—	825,793	533,792	—	—

__________________________

(1)

For Mr. Howe, 366,667, 416,666, and 366,667 of the restricted stock units reported in this column vested on February 3, 2025. March 1, 2025, and April 1, 2025, respectively. In addition, 75,000 of the restricted stock units will vest on April 15, 2025, 521,355 will vest on July 31, 2025, 460,020 will vest on December 11, 2025, 416,667 will vest on March 1, 2026, 366,667 will vest on April 1, 2026 and 416,667 will vest on March 1, 2027. For Mr. Lowenthal, 416,667 restricted stock units reported in this column will vest on May 22, 2025, 136,635 will vest on July 31, 2025, 120,561 will vest on December 11, 2025, and 416,667 units vesting on May 22, 2026. For Mr. Ruiz, 75,000, 150,000 and 75,000 restricted stock units reported in this column vested on February 3, 2025, March 1, 2025, and April 1, 2025, respectively. In addition, 159,796 of the restricted stock units will vest on July 31, 2025, 140,997 will vest on December 11, 2025, 100,000 will vest on March 1, 2026, 75,000 will vest on April 1, 2026 and 100,000 will vest on March 1, 2027.

Our Equity Compensation Plans

Information regarding our 2017 Plan is contained in Note 10 to the notes to our audited consolidated financial statements appearing in our 2024 10-K.

Pay-Versus-Performance

The following table provides information about the relationship between executive compensation actually paid to our NEOs and certain financial performance of the Company. The table below summarizes the Summary Compensation Table (“SCT”) total and Compensation Actually Paid (“CAP”) to the CEO and the average for the other NEOs for the years ended December 31, 2024, December 31, 2023 and December 31, 2022, along with the required financial information for each year.

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PAY-VERSUS-PERFORMANCE TABLE

Year	Summary Compensation Table Total for Richard Howe ($)	Compensation Actually Paid to Richard Howe(1)(2) ($)	Average Summary Compensation Table Total for Non-CEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-CEO Named Executive Officers ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)	Net Income (in thousands) ($)
2024	973,867	1,724,283	373,858	1,038,429	51.16	(5,762)
2023	1,075,635	1,431,660	595,463	791,588	94.1	(10,390)
2022	1,061,932	548,322	439,635	325,131	48.9	(13,107)

(1) The following tables set forth the adjustments of the SCT total pay for our CEO, as well as the average for our other NEOs to determine CAP, as computed pursuant to Item 402(v) of Regulations S-K.

Adjustments to Determine CAP for our CEO	2024	2023	2022
Summary Compensation Table Total	$973,867	$1,075,635	$1,061,932
Less: Reported Fair Value of Stock Awards(a)	(540,250)	(330,000)	(429,110)
Add: Year-end Fair Value of Stock Awards Granted in the Year that Remain Unvested at Year End	861,250	473,000	243,650
Add: Fair Value of Stock Awards Granted During the Year that Vested During the Year	—	—	—
Add: Change in Fair Value of Awards Granted Before the Covered Year that, as of the End of Such Year, Remain Outstanding and Unvested	161,333	205,025	(154,250)
Add: Change in Fair Value of Awards Granted Before the Covered Year for which All Applicable Vesting Conditions Were Satisfied at the End of or During Such Year	268,083	8,000	(173,900)
Compensation Actually Paid	$1,724,283	$1,431,660	$548,322
(a) Amounts reflect the aggregate grant date fair values reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.			$1,061,932
Adjustments to Determine CAP for non-CEO NEOs	2024	2023	2022
Summary Compensation Table Total	$373,858	$595,463	$439,635
Less: Reported Fair Value of Stock Awards(a)	(123,720)	(530,000)	(87,773)
Add: Year-end Fair Value of Stock Awards Granted in the Year that Remain Unvested at Year End	195,000	634,250	49,838
Add: Fair Value of Stock Awards Granted During the Year that Vested During the Year	—	—	—
Add: Change in Fair Value of Awards Granted Before the Covered Year that, as of the End of Such Year, Remain Outstanding and Unvested	141,167	86,875	(35,992)
Add: Change in Fair Value of Awards Granted Before the Covered Year for which All Applicable Vesting Conditions Were Satisfied at the End of or During Such Year	452,125	5,000	(40,577)
Compensation Actually Paid	$1,038,429	$791,588	$325,131

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2)	Non-CEO NEOs reflect the Summary Compensation Table total compensation and average Compensation Actually Paid to the following executives by year:

2024: Richard K. Howe, Barry Lowenthal and Wallace D. Ruiz.

2023: Richard K. Howe, Barry Lowenthal and Wallace D. Ruiz.

2022: Richard K. Howe, Wallace D. Ruiz and John B. Pisaris.

Narrative Disclosures

The graphs below provide a description of CAP (as calculated in accordance with the SEC rules) and the following financial performance measures:

•	the Company’s cumulative Total Shareholder Return (assuming a $100 investment made on December 31, 2021); and
•	the Company’s Net Income.

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PRINCIPAL STOCKHOLDERS

At March 13, 2025, we had 143,613,033 shares of Common Stock issued and outstanding. The following table sets forth information known to us as of March 13, 2025 relating to the beneficial ownership of shares of our Common Stock by:

●	each person who is known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

●	each director and nominee;

●	each named executive officer; and

●	all named executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201. We believe that all persons, unless otherwise noted, named in the table have sole voting and investment power with respect to all shares of Common Stock shown as being owned by them. Under securities laws, a person is considered to be the beneficial owner of securities owned by him (or certain persons whose ownership is attributed to him) and that can be acquired by him within 60 days from April 19, 2024, including upon the exercise of options, warrants or convertible securities. We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of the that date, have been exercised or converted.

Name of Beneficial Owner	No. of Shares Beneficially Owned	% of Class

Richard K. Howe	4,150,617	3.0%
Barry Lowenthal	206,428	*
Wallace D. Ruiz	912,139	*
Gordon J. Cameron (1)	555,723	*
Jonathan Bond	90,000	*
Kenneth E. Lee	515,000	*
Robert C. Buchner	—	*
All executive officers and directors as a group (eight persons)	7,248,284	5.0%

Robert H. Drysdale (2)	13,848,627	9.6%

_____________________

*	represents less than 1%.
(1)	Includes 6,630 shares held by Mr. Cameron’s spouse.
(2)	Pursuant to the Schedule 13G/A filed with the SEC on February 23, 2024. The principal business address of Mr. Drysdale is 132A Royal Circle, Honolulu, Hawaii 96816.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our stockholders as well as any equity compensation plans not approved by our stockholders as of December 31, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1) (a)	Weighted average exercise price of outstanding options, warrants and rights (2) ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Plans approved by our stockholders:
2017 Equity Compensation Plan	13,216,020	—	1,319,864
Plans not approved by stockholders:	—	—	—
Total	13,216,020	—	1,319,864

(1)	The numbers in this column (a) reflect shares of Common Stock to be issued upon the vesting of outstanding RSUs.
(2)	There are no outstanding options, and the unvested awards of RSUs do not have an exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions since January 1, 2024 nor are there any currently proposed transactions in which we were or are to be participant in which any related person had or will have a direct or indirect material interest.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2026 ANNUAL MEETING

For a stockholder proposal to be considered for inclusion in our proxy statement for the 2026 annual meeting, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Inuvo, Inc.

Attention: Corporate Secretary

500 President Clinton Avenue

Suite 300

Little Rock, Arkansas 72201

Facsimile: (877) 311-5050

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of next year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2026 annual meeting must be received by us at our principal executive office no later than 120 days prior to the anniversary date that proxy material for this year’s meeting were sent in order to be eligible for inclusion in our 2026 proxy statement and proxy relating to that meeting, which will be December 7, 2025.

Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2026 annual meeting will be considered untimely if notice thereof is not received by the Company in writing by 45 days prior to the anniversary of the date that proxy materials are sent to stockholders, which will be February 20, 2026. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

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In addition to satisfying the requirements of our Bylaws, to comply with the requirements set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide written notice to the Company (addressed to the attention of the Secretary) that sets forth all of the requirements of Rule 14a-19. Such notice must be received by the Company not less than 60 calendar days before the first anniversary of the date of the proxy statement released to stockholders for the prior year’s annual meeting. For the 2026 Annual Meeting of Stockholders, this means no later than the close of business on February 9, 2026.

You may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of Inuvo at our principal executive offices: Inuvo, Inc., 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2024 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2024 10-K by writing to us at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201, Attention: Corporate Secretary, or from our website, www.inuvo.com.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Inuvo, Inc., Attention: Corporate Secretary, 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201 or by faxing a communication to: (877) 311-5050.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, Inuvo, Inc., 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201. Please note that additional information can be obtained from our website at www.inuvo.com, and interested parties may contact us through our website at www.inuvo.com with any questions.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov.

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Appendix A

INUVO, INC.

2025 OMNIBUS INCENTIVE COMPENSATION PLAN

1. Purpose.

1.1 Establishment of the Plan. Inuvo, Inc. has established this new long-term omnibus incentive compensation plan, subject to the approval of the Company’s shareholders, to permit the grant of Awards. This new plan is called the Inuvo, Inc. 2025 Omnibus Incentive Plan.

1.2 Purpose. The purpose of Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire an equity interest in, or other incentive with, the Company that is aligned with the interests of the Company’s shareholders. The types of long-term incentive Awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses and enable the Company to attract and retain outstanding employees, officers, directors and consultants.

2. Definitions.

2.1 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)

“Affiliate” means any entity that is a Subsidiary or a parent corporation, as defined in Code Section 424(e), of the Company, or any other entity designated by the Committee as covered by the Plan in which the Company has, directly or indirectly, at least a 20% voting interest.

(b)	“Agreement” means the agreement between the Company and the Holder setting forth the terms and conditions of an Award under the Plan. Agreements shall be in the form(s) attached hereto.
(c)	“Award” means Stock Options, Restricted Stock and/or Other Stock Based Awards awarded under the Plan.
(d)	“Board” means the Board of Directors of the Company.
(e)	“Cash-Based Awards” means an Award under Section 9.2.
(f)

“Cause” “Cause,” unless such term or an equivalent term is otherwise defined with respect to an Award by the Holder’s Award Agreement, shall be as defined in any employment agreement between the Company and a Holder; provided, however, that if there is no such employment agreement, “Cause” shall mean any of the following: (a) the Holder’s conviction of any criminal violation involving dishonesty, fraud or breach of trust; (b) the Holder’s willful engagement in any misconduct in the performance of his or her duty that materially injures the Company; (c) the Holder’s performance of any act which would materially and adversely impact the business of the Company; or (d) the Holder’s willful and substantial nonperformance of assigned duties. Notwithstanding the foregoing, the Committee shall have sole discretion with respect to the application of the provisions of subsections (a)‑(d) above, and such exercise of discretion shall be conclusive and binding upon the Participant and all other persons.

A-1

(g)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.
(h)

“Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(i)	“Common Stock” means the common stock of the Company, $0.001 par value per share.
(j)	“Company” means Inuvo, Inc., a corporation organized under the laws of the State of Nevada.
(k)

“Disability” means a condition that (a) causes the Holder, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, to receive income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Affiliates or (b) causes the Holder to be eligible to receive Social Security disability payments.  The Committee, in its sole discretion, shall determine the date of any Disability.

(l)	“Effective Date” means the date set forth in Section 12.1, below.
(m)

“Fair Market Value” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange, the closing price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange (or on the last preceding trading date if such security was not traded on such date); (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the Pink OTC Markets Inc. or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(n)	“Holder” means a person who has received an Award under the Plan.
(o)	“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(p)	“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
(q)

“Normal Retirement” means retirement from active employment with the Company or any Subsidiary, other than for Cause or due to death or disability, of a Holder who; (i) has reached the age of 65; (ii) has reached the age of 62 and has completed five years of service with the Company; or (iii) has reached the age of 60 and has completed 10 years of service with the Company.

A-2

(r)	“Other Stock-Based Award” means an Award under Section 9.1, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.
(s)	“Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.
(t)	“Plan” means the Inuvo, Inc. 2025 Omnibus Incentive Compensation Plan, as hereinafter amended from time to time.
(u)	“Prior Plan” means the Inuvo, Inc. 2017 Equity Compensation Plan.
(v)

“Repurchase Value” shall mean the Fair Market Value in the event the Award to be repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the Award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the Award.

(w)	“Restricted Stock” means Common Stock, received under an Award made pursuant to Section 8, below that is subject to restrictions under said Section 8.
(x)

“SAR Value” means the excess of the Fair Market Value (on the exercise date) over the exercise price that the Holder would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(y)	“Service” means a Holder’s work for the Company or an Affiliate, either as an employee, non-employee director, or consultant.
(z)

“Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(aa)	“Stock Option” or “Option” means any option to purchase shares of Common Stock that is granted pursuant to the Plan.
(bb)	“Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424 (f) of the Code.

3. Administration.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board. The Committee members, to the extent deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

A-3

3.2 Powers of Committee. In addition to any other powers set forth in the Plan, the Committee shall have the authority and responsibility to grant Awards for executive officers, non-executive employees and consultants of the Company and its Affiliates, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Other Stock-Based Awards; and/or (v) Cash-Based Award. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)

to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Other Stock-Based Awards and/or Cash-Based Awards may from time to time be awarded hereunder;

(b)

to determine the terms and conditions, not inconsistent with the terms of the Plan or requisite Board approval, of any Award granted hereunder including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of Stock Options and the purchase price of Common Stock awarded under the Plan (including without limitation by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder), such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine;

(c)	to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an Award granted hereunder;

(d)

to determine the terms and conditions under which Awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash Awards made by the Company or any Subsidiary outside of this Plan; and

(e)

to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an Award hereunder shall be deferred that may be either automatic or at the election of the Holder.

Notwithstanding the foregoing, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors.

3.3 Interpretation of Plan.

(a)

Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion, subject to Board authorization if indicated, and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

A-4

(b)

Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

4. Stock Subject to Plan.

4.1 Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be up to and not exceed 10,983,198 shares of Common Stock, which shall consist of 10,000,00 shares of Common Stock, plus (ii) the number of shares of Common Stock that are authorized but not issued or subject to outstanding Awards under the Prior Plan as of the Effective Date. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. The following shares of Common Stock related to Awards will be available for issuance again under the Plan: (a) Shares related to Awards paid in cash, (b) Shares related to Awards that expire, are forfeited, are cancelled, or terminate for any other reason without the delivery of the Shares, (c) Shares delivered pursuant to Section 6.2(d) in payment of the Stock Option Exercise Price, and (d) Shares withheld pursuant to Section 13.6 with respect to tax withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on restricted stock, or upon any other taxable event arising as a result of Awards granted hereunder.

4.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other similar event (not addressed in Section 4.3, below) occurring after the grant of an Award, which results in a change in the shares of Common Stock of the Company as a whole, (i) the number of shares issuable in connection with any such Award and the purchase price thereof, if any, shall be proportionately adjusted to reflect the occurrence of any such event and (ii) the Committee shall determine whether such change requires an adjustment in the aggregate number of shares reserved for issuance under the Plan or to retain the number of shares reserved and available under the Plan in their sole discretion. Any adjustment required by this Section 4.2 shall be made by the Committee, in good faith, subject to Board authorization if indicated, whose determination will be final, binding and conclusive.

4.3 Effect of Change in Control. Except as otherwise provided in the Plan, any Award Agreement granted hereunder, or any employment agreement between the Company and a Holder, upon a Change in Control, all outstanding Awards that are subject to a period of restriction or are not fully vested shall become fully exercisable and all restrictions thereon shall terminate if:

(a) within 12 months after a Change in Control occurs, the Holder’s Service has been terminated by the Company (provided that such termination is for a reason other than for Cause); or

(b) both (i) the Company previously terminated the Holder’s Service for reasons other than for Cause during the year before the Change in Control was consummated but after a third party or the Company had taken steps reasonably calculated to effect a Change in Control, and (ii) the Participant reasonably demonstrates that such termination of Service was in connection with or in anticipation of a Change in Control.

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Notwithstanding the foregoing, the Committee may determine and provide through an Award Agreement or other means the extent of vesting and the treatment of partially completed performance periods (if any) for any Awards outstanding upon a Change in Control. Further, the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the cancellation of any such Award for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Shares covered thereby had such Award been currently exercisable, but only upon prior approval of the Company’s shareholders of such action; (ii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iii) cause any such Award then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

5. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding anything to the contrary contained in the Plan, Awards covered or to be covered under a registration statement on Form S-8 may be made under the Plan only if (a) they are made to natural persons, (b) who provide bona fide services to the Company or its Subsidiaries, and (c) the services are not in connection with the offer and sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

6. Stock Options.

6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options, which may be granted alone or in addition to other Awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

6.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)	Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (“10% Stockholder”).

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(b)	Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the date of grant.

(c)	Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d)	Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case; Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent Awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

(e)	Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).

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(f)	Termination by Reason of Death. If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g)	Termination by Reason of Disability. If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall there upon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h)	Other Termination. Subject to the provisions of Section 13, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option’s term.

(i)	Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

(j)	Buyout and Settlement Provisions. The Committee may at any time, subject to Board authorization, if indicated, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

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(k)	No Repricing. Except in accordance with equitable adjustments as provided in Section 4.2 of this Plan, no Stock Option granted under the Plan shall at any time be repriced or subject to cancellation and replacement without stockholder approval. No underwater or out-of-the money Stock Option shall be repurchased by the Company for cash without shareholder approval.

7. Stock Appreciation Rights.

7.1 Grant and Exercise. The Committee, subject to Board authorization, if indicated, may grant Stock Appreciation Rights to Holders who have been, or are being granted, Stock Options under the Plan as a means of allowing such Holder to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)	Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

(b)	Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c)	Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d)	Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available for Awards under the Plan. The number of shares available for Awards under the Plan will, however, may be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

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8. Restricted Stock.

8.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee, subject to Board authorization, if indicated, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

8.2 Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(a)	Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b)	Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

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(c)	Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

9. Other Stock-Based Awards and Cash-Based Awards.

9.1 Other Stock-Based Awards. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, restricted stock units, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

9.2 Cash-Based Awards. Subject to the terms of the Plan, Cash-Based Awards may be granted in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, subject to the terms of this Section 9.2. Unless otherwise determined by the Committee, the performance period for any Cash-Based Award shall be one year. At the time of award, the Committee also shall establish, in its sole discretion, the performance goals to be achieved during the applicable performance period with respect to Cash-Based Awards in accordance with this Section 9. At the time Cash-Based Awards are granted, the Committee shall establish the value of such Awards, which may vary thereafter determinable from criteria specified by the Committee at the time of Award. If payable, the Cash-Based Award will be distributed to the Holder, or the Holder’s estate in the event of the Holder’s death before payment, in cash in a single sum as soon after the end of the applicable performance period as practicable, but no later than March 15th after the end of the performance period, in accordance with the Company’s payroll practices. With respect to Cash-Based Awards, the Committee shall set forth the extent, if any, to which the Holder shall have the right to continued or accelerated vesting of such Cash-Based Awards following termination of the Holder’s service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Cash-Based Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination

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9.3 Performance Goals. The Committee shall, in its sole discretion, identify performance goals and any related performance periods. Subject to the terms of the Plan, the Committee shall determine the extent to which performance goals have been attained or a degree of achievement between minimum and maximum levels with respect to the Awards in order to establish the level of payment to be made, if any, with respect to such Awards, and shall certify the results in writing prior to payment of such Awards. At the time of any Award subject to performance goals, the Committee shall establish in writing maximum and minimum performance goals to be achieved with respect to each Award during the performance period. The Participant shall be entitled to payment of the entire amount awarded if the maximum performance goals is achieved during the performance period, but shall be entitled to payment with respect to a portion of the Award according to the level of achievement of performance goals, as specified by the Committee, for performance during the performance period that meets or exceeds the minimum performance goal but fails to meet the maximum performance goal. With respect to Cash-Based Awards, the Committee may assign payout percentages based upon various potential performance goals to be applied if the performance goals are met. The Committee has full discretion and authority to determine the performance goal payouts for Cash-Based Award’s performance period. The performance goals established by the Committee may relate to corporate, division, department, or business unit, and may be established in terms of any one or a combination of the following performance measures: price of Company Common Stock or the stock of any Affiliate, shareholder return, return on equity, return on investment, return on capital, sales productivity, economic profit, economic value added, revenues, gross margins, net income, operating income, operating income before bonuses and before officer equity award expense, gross margin, sales, free cash flow, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation, and amortization), adjusted EBITDA, earnings per share, operating company contribution, market shares and related metrics. Multiple performance goals may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance as measured against other institutions or divisions or units thereof.

10. Accelerated Vesting and Exercisability.

10.1 Non-Approved Transactions. If any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the Committee, in its discretion, may cause the vesting periods of any and all Stock Options and other Awards granted and outstanding under the Plan to be accelerated and all such Stock Options and Awards may immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and Awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and Awards.

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10.2 Approved Transactions. The Committee may, subject to Board authorization, if indicated, in the event of an acquisition of substantially all of the Company’s assets or at least 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other Awards granted and outstanding under the Plan, and (ii) require a Holder of any Award granted under this Plan to relinquish such Award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such Award.

11. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent.

12. Term of Plan.

12.1 Effective Date. The Plan shall become effective at such time as the Plan is approved and adopted by the Company’s Board of Directors (the “Effective Date”), subject to the following provisions:

(a)	to the extent that the Plan authorizes the Award of Incentive Stock Options, stockholder approval for the Plan shall be obtained within 12 months of the Effective Date; and

(b)

the failure to obtain stockholder for the Plan as contemplated by subparagraph (a) of this Section 12 shall not invalidate the Plan; provided, however, that (i) in the absence of such stockholder approval, Incentive Stock Options may not be awarded under the Plan and (ii) any Incentive Stock Options theretofore awarded under the Plan shall be converted into Non-Qualified Options upon terms and conditions determined by the Committee to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the Incentive Stock Options being so converted.

(c)

the Plan shall serve as the successor to the Prior Plan; provided, however, that all Awards under the Prior Plan and any other predecessor plan outstanding on the Effective Date shall continue in full force and effect in accordance with their terms, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of those Prior Plan or other predecessor plan Awards with respect to their acquisition of Common Stock thereunder.

12.2 Termination Date. Unless otherwise terminated by the Board, this Plan shall continue to remain effective until the earlier of ten (10) years from the Effective Date or such time as no further Awards may be granted and all Awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

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13. General Provisions.

13.1 Written Agreements. Each Award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any Award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2 Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3 Employees.

(a)

Engaging in Competition with the Company; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company’s policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Award that was realized or obtained by such Holder at any time following the grant date of any such Award.

(b)

Termination for Cause. If a Holder’s employment with the Company or a Subsidiary is terminated for cause, subsequent to the grant of any Award under this Plan to such employee, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Award that was realized or obtained by such Holder at any time following the grant date of such Award.

(c)

No Right of Employment. Nothing contained in the Plan or in any Award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4. Investment Representations; Company Policy and Clawback. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities. Further, a Holder’s rights with respect to any Award shall be subordinated to any right the Company has to recover amounts under the Award under any agreement with the Company or under the Company’s Clawback Policy adopted effective October 2, 2023, as may be amended from time to time.

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13.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the Awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other Award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7 Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

13.8 Other Benefit Plans. Any Award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to Awards under this Plan).

13.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and Awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

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13.12 Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

13.13 Code Section 409A. Anything under the Plan or an Award to the contrary notwithstanding, to the extent applicable, it is intended that Awards under the Plan be administered, interpreted, and construed in a manner necessary to comply with Code Section 409A or, to the extent administratively practicable, an exception to Code Section 409A. An Award that provides for a “deferral of compensation” subject to Code Section 409A shall comply with the provisions of Code Section 409A, and the Plan and all applicable Awards shall be construed and applied in a manner consistent with this intent. In furtherance thereof, any amount constituting a “deferral of compensation” under Treasury Regulation Section 1.409A-1(b) that is payable to a Holder upon a retirement or other termination of service will be payable only if such event qualifies as a separation from service of the Holder (within the meaning of Treasury Regulation Section 1.409A-1(h)). Further, any amount constituting a “deferral of compensation” under Treasury Regulation Section 1.409A-1(b) that is payable to a Holder upon the Holder’s separation from service (other than due to the Holder’s death), occurring while the Holder shall be a “specified employee” (within the meaning of Treasury Regulation Section 1.409A-1(i)), shall not be paid until the earlier of (a) the date that is six months following such separation from service or (b) the date of the Holder’s death following such separation from service. The grant of Options and Stock Appreciation Rights shall be granted under terms and conditions consistent with Treasury Regulation Section 1.409A-1(b)(5) such that any such Award does not constitute a “deferral of compensation” under Code Section 409A. It is further intended that distribution events under an Award qualify as permissible distribution events for purposes of Code Section 409A or an applicable exception, and this Plan and Awards shall be interpreted accordingly. Neither the Company nor any Holder may accelerate or delay payment, settlement, or exercise of any Award except to the extent permitted under Code Section 409A or an applicable exception.

13.14 No Liability with Respect to Adverse Tax Treatment. Notwithstanding any provision of this Plan to the contrary, in no event shall the Company be liable to a Holder on account of an Award’s failure to (i) qualify for favorable U.S., foreign, state, local, or other tax treatment or (ii) avoid adverse tax treatment under U.S., foreign, state, local, or other law, including, without limitation, Code Section 409A.

Plan Amendments

Date Approved By Board	Date Approved by Stockers, if necessary	Section Amended	Description of Amendments(s)

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Appendix B

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: Inuvo, Inc.

Entity or Nevada Business Identification Number (NVID): NV19871036809

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

[ ] Certificate to Accompany Restated Articles or Amended and Restated Articles

[ ] Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

[ ] Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

[ ] Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) [ ] incorporators [ ] board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

[✓] Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____

Or [ ] No action by stockholders is required, name change only.

[ ] Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ____

Jurisdiction of formation: ____

Changes to takes the following effect:

[ ] The entity name has been amended. [ ] Dissolution

[ ] The purpose of the entity has been amended. [ ] Merger

[ ] The authorized shares have been amended. [ ] Conversion

[ ] Other: (specify changes) ____

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

B-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☑ Other. The articles have been amended as follows: (provide article numbers, if available) Section C shall be added at the end of Article IV - Stock, as set forth below. (attach additional page(s) if necessary)
6. Signature: (Required)	X /s/ Wallace Ruiz — Signature of Officer or Authorized Signer; Chief Financial Officer — Title X /s/ John Pisaris — Signature of Officer or Authorized Signer; General Counsel and Secretary — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

"C. Reverse Stock Split. Upon the effectiveness of the filing of this Certificate of Amendment (the "Effective Time"), each [___] shares of issued and outstanding Common Stock of the Corporation, par value $0.001 per share, will be consolidated into one (1) share of Common Stock of the Corporation, par value $0.001 per share. No fractional shares will be issued. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share. The reverse stock split shall have no effect on the authorized number or par value of the capital stock of the Corporation.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

B-2

INUVO, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2025 ANNUAL MEETING OF STOCKHOLDERS ON MAY 22, 2025 AT 9:00 A.M. LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Inuvo, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Richard K. Howe and Wallace D. Ruiz, and each of them, proxy, with power of substitution, for and in the name of the undersigned to attend the 2025 annual meeting of stockholders of the Company to be held at the Company’s offices located at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201 on May 22, 2025 at 9:00 a.m. local time, or at any adjournment or postponement thereof, and there to vote, as designated below:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	http://www.colonialstock.com/INUV2025
PHONE:	877-285-8605

2025 ANNUAL MEETING OF THE STOCKHOLDERS OF INUVO, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		FOR	WITHOLD
Election of one Class II director:
	Jonathan Bond	☐	☐

Proposal 2		FOR	AGAINST	ABSTAIN
	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm.	☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN
	Adoption of the 2025 Omnibus Incentive Compensation Plan.	☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
	Approval of the Reverse Stock Split Amendment.	☐	☐	☐
Proposal 5		FOR	AGAINST	ABSTAIN
	Approval of the Advisory Vote on Executive Compensation.	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2025 annual meeting, and any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘FOR’ THE ELECTION OF THE CLASS II DIRECTOR NOMINEE, ‘FOR’ PROPOSALS 2, 3, 4 AND 5.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST “FOR” ALL OF THE PROPOSALS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE 2025 ANNUAL MEETING.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

_______________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2025

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)